UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

CENTURY COMMUNITIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders of

CENTURY COMMUNITIES, INC.

To Be Held On:

May 11, 2016 at 1:00 p.m. local time

At:

Hyatt Regency Denver Tech Center

7800 East Tufts Avenue, Denver, Colorado 80237

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 04/29/16.

TO VIEW ONLINE:	Please visit http://www.astproxyportal.com/ast/19474/, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders
• Proxy Statement
• Form of Electronic Proxy Card
• Annual Report on Form 10-K for the fiscal year ended December 31, 2015

TO REQUEST MATERIALS:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)

E-MAIL: info@amstock.com

WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:	ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting. Directions to the Annual Meeting may be obtained by following the instructions in the Proxy Statement.

MAIL: You may request a paper proxy card by following the instructions above.

The following items of business will be considered and voted on at the Annual Meeting:
1.	Election of Directors:	3.	Such other business as may properly come before the Annual Meeting or at any continuation, postponement or adjournment thereof.
NOMINEES:
	John P. Box Dale Francescon Robert J. Francescon Keith R. Guericke James M. Lippman

The Board of Directors recommends a vote “FOR” each of the director nominees.

2.	Proposal to ratify the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for the year ending December 31, 2016.

The Board of Directors recommends a vote “FOR” proposal 2.

Please note that you cannot use this notice to vote by mail.